UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 31, 2010

Plumas Bancorp
__________________________________________
(Exact name of registrant as specified in its charter)

California	000-49883	95-3520374
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

35 S. Lindan Avenue, Quincy, California		95971
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(530)283-7305

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

APPOINTMENT OF OFFICERS

On March 31, 2010, Mr. Richard L. Belstock, the Controller of Plumas Bancorp and Plumas Bank (the "Company"), was appointed to serve as interim Chief Financial Officer of the Company.

Mr. Belstock joined the Company as its Controller in June 2006. From August 1989 to August 1999 he held the position of Controller of Sierra West Bancorp and Sierra West Bank in Truckee, California. He earned a B.A. in Mathematics from the University of Colorado and a Master of Accountancy from the University of Denver. Mr. Belstock, age 53, has been a licensed CPA since 1980.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plumas Bancorp

April 5, 2010	By:	Andrew J. Ryback

Name: Andrew J. Ryback
Title: Interim President and Chief Executive Officer